UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CORMEDIX INC. 2025 Annual Meeting of Stockholders Vote by June 23, 202511:59 PM ETor at the 2025 Annual Meeting on June 24, 20259:00 AM ET CORMEDIX INC. 300 CONNELL DRIVE SUITE 4200 BERKELEY HEIGHTS, NJ 07922 V73752-P28693 Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting. You invested in CORMEDIX INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 24, 2025. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice, Proxy Statement and Annual Report on Form 10-K online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 24, 2025 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/CRMD2025 Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Janet Dillione 02) Gregory Duncan 03) Alan W. Dunton 04) Myron Kaplan 05) Steven Lefkowitz 06) Robert Stewart 07) Joseph Todisco 2. To approve on a non-binding advisory basis the compensation of our named executive officers for 2024. 3. To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Note: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73753-P2869